ORITANI FINANCIAL CORP.

Keefe, Bruyette & Woods

Community Bank Conference

July 30, 2013

Forward-Looking Statements

- This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to:
  - statements of our goals, intentions and expectations;
  - statements regarding our business plans, prospects, growth and operating strategies;
  - statements regarding the asset quality of our loan and investment portfolios; and
  - estimates of our risks and future costs and benefits.
- These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.
- The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:
  - changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
  - general economic conditions, either nationally or in our market areas, that are worse than expected; estimates of our risks and future costs and benefits.
  - competition among depository and other financial institutions;
  - inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
  - adverse changes in the securities markets;
  - our ability to enter new markets successfully and capitalize on growth opportunities;
  - our ability to successfully integrate acquired entities, if any;
  - changes in consumer spending, borrowing and savings habits;
  - changes in our organization, compensation and benefit plans;
  - our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans;
  - possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises;
  - the level of future deposit premium assessments;
  - the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities;
  - changes in the financial performance and/or condition of our borrowers; and
  - the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters.
- Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Oritani Today

- Oritani Bank is a New Jersey-chartered savings bank headquartered in the Township of Washington, New Jersey, with a longstanding history of community banking since 1911
- Operates 25 branches in demographically attractive Northern New Jersey
  - One of the largest community banking institutions in Northern New Jersey
  - Oritani ranks 9th in deposit market share in Bergen County with 17 branches; ranks 3rd among New Jersey based institutions
- Converted to MHC structure on January 24th, 2007, raising $122 million of gross proceeds
- Completed second-step conversion transaction on June 24th, 2010 raising $414 million of gross proceeds; experienced strong organic growth thereafter
  - Gross loans have increased from $1.5 billion on June 30, 2010 to $2.3 billion as of June 30, 2013
- Banking strategy focuses on commercial real estate and multifamily lending, as well as pursuing core deposit growth and cost efficiencies

Branch Network



PASSAIC COUNTY
NEW YORK
BERGEN COUNTY
Park Ridge
Ramsey
Woodcliff Lake
Township of Washington
Ho-Ho-Kus
Emerson
NEW JERSEY
Paterson
New Milford
Hackensack
Bergenfield
Teaneck
Clifton
Ridgefield Park
Palisades Park
Ridgefield
Cliffside Park
Fairview
Upper Montclair
North Bergen
ESSEX COUNTY
Union City
HUDSON COUNTY
Jersey City

Attractive Franchise

- Headquartered in the Township of Washington, New Jersey, Oritani operates in the attractive Northern New Jersey market area
  - New Jersey ranks 2nd nationwide in median household income and 4th by per capita income
  - Strong footprint in Bergen County, which ranks 27th nationwide and 4th in the state of New Jersey by per-capita income
  - Deposit weighted median household income of $74,714 as compared to $66,950 for the state of New Jersey and $50,157 for the nation as a whole
  - Population in the 4-county primary market area comprises 32% of the total population of the state of New Jersey
  - Key employers include AT&T Wireless, Hackensack University Medial Center, KPMG, Mercedes Benz of North America and Merck-Medco Managed Care

County	Rank	Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Projected Population Change 2012-2017 (%)	Median HH Income 2012 ($)	Projected HH Income Change 2012-2017 (%)
Bergen	9	17	1,176,354	2.96	1.27	79,313	13.90
Hudson	18	5	139,856	0.52	3.03	50,834	16.61
Passaic	16	2	70,442	0.67	0.72	53,322	17.10
Essex	30	1	23,618	0.09	(0.03)	50,878	14.78
Total		**25**	**1,410,270**				
New Jersey Franchise					**1.39**	**74,714**	**14.34**
State of New Jersey					**1.19**	**66,950**	**18.87**
National					**3.47**	**50,157**	**13.43**

Source: SNL Financial. Deposit information as of June 30, 2012.
New Jersey Franchise demographic information weighted by deposits by county.

Experienced Management Team

ORITANI FINANCIAL CORP.

- *Experienced, shareholder focused board and management*
- *Strong track record of repurchases and dividends*
- *Strong management and board participation in 2nd step conversion offering and ownership*
- **Kevin J. Lynch – Chairman, President and Chief Executive Officer**
  - President and Chief Executive Officer of Oritani Bank since 1993, President and Chief Executive Officer of Oritani Financial Corp. since its creation in 1998
  - Serves as a director of the FHLB-NY, serving on its Executive, Compensation and Housing Committees
- **John M. Fields, Jr. – Executive Vice President and Chief Financial Officer**
  - Employed with Oritani since 1999; prior experience as chief accounting officer at a publicly-traded financial institution
  - CPA designation
- **Michael A. DeBernardi – Director, Executive Vice President and Chief Operating Officer**
  - Served as Lead Director until appointed Executive Vice President and Chief Operating Officer in April 2008
  - Held executive positions at a variety of capital finance companies throughout his career
- **Thomas G. Guinan – Executive Vice President and Chief Lending Officer**
  - Employed with Oritani since 2003; oversees all aspects of retail and commercial lending operations
  - Previously served as senior vice president of commercial lending at a local financial institution
- **Philip M. Wyks – Senior Vice President and Corporate Secretary**
  - Employed with Oritani since 1976
  - Director of Thrift Institutions Community Investment Corporation, a subsidiary of the New Jersey League of Community Bankers

Fourth Quarter Financial Highlights

ORITANI FINANCIAL CORP.

Dollars in Thousands except per share amounts	Q4 2013	Q4 2012	YoY Change
Assets	$2,830,402	$2,700,982	**4.8%**
Gross Loans	$2,307,163	$2,024,004	**14.0%**
Non-time Deposits	$948,631	$820,157	**15.7%**
Basic Earnings Per Share	$0.28	$0.20	**38.1%**
TBV Per Share	$11.39	$11.30	**0.8%**
Common Shares Outstanding	45,391,031	45,198,765	**0.4%**
Dividends Per Share	$0.175	$0.150	**16.7%**

- Stable asset growth
  - Driven by prudent loan underwriting
- Strong core deposit growth
- CRE and multi-family loan growth strategy translating to bottom line results
- Shareholder oriented capital management
  - Aggressive repurchase activity in fiscal 2012
  - Open repurchase plan
  - Increased dividends
  - $0.40 special dividend in Q2 2013

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Strong Asset Growth Trajectory

ORITANI FINANCIAL CORP.

- Oritani continues to experience strong balance sheet growth
- Strategic plan focused on high quality, organic loan originations



Dollars in thousands
$2,900,000
$2,800,000
$2,700,000
$2,600,000
$2,500,000
$2,400,000
$2.48 B
$2.59 B
$2.70 B
$2.77 B
$2.81 B
$2.82 B
$2.83 B
4.5% CAGR
2010
2011
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Total Assets

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Stable, Disciplined Loan Growth

- Oritani's focus on commercial real estate and multifamily loans has been a source of strength
- Loans increased to $2.3 billion at June 30, 2013, from $1.5 billion at June 30, 2010 and $1.0 billion at June 30, 2008



Dollars in thousands
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1.53 B
$1.70 B
$2.02 B
$2.15 B
$2.21 B
$2.25 B
$2.31 B
2010
2011
2012
Q1 2013
Q2 2013
Q3 2013
Q342013
Residential
Multi-family
Commercial Real Estate
Second Mortgage and Equity
Construction and Land
Other + Deferred Fees

Commercial Lending Strategy

- Since 2003, increased focus on the expansion of multi-family and commercial real estate lending
  - Hired experienced lender and he oversaw development of staff and implementation of a results-oriented sales culture
  - Staff has consistently grown and currently consists of 9 loan officers
- Further tightened disciplined underwriting standards in 2008 in response to economic conditions. These standards remain in place today.
- Rationale for commercial lending:
  - Ability to deploy larger amounts of capital into fewer loans
  - Pre-payment features
  - Credit risk can be mitigated through proper underwriting
  - Generally, less interest rate risk than residential loans
- Preferred collateral types:
  - Multifamily
  - Grocery anchored malls
  - Credit tenants
  - Manufactured housing
  - Self storage facilities
  - Non owner occupied

Disciplined Underwriting Culture

- Oritani's asset quality profile has remained strong in a difficult operating environment
- Maintain disciplined underwriting standards and proactive approach to problem assets
- Details regarding all nonaccrual loans greater than $1.0 million provided on a quarterly basis

Dollars in thousands


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.66%
0.74%
0.78%
1.04%
1.15%
1.02%
0.91%
2010
2011
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Nonperforming Assets
NPAs/ Assets

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Stable Reserve Coverage

ORITANI FINANCIAL CORP.

- Oritani has maintained a strong allowance for loan losses while experiencing minimal charge-offs



2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.69%
1.55%
1.53%
1.51%
1.44%
1.41%
1.35%
0.35%
0.54%
0.21%
0.04%
0.40%
0.10%
0.15%
2010
2011
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Reserves / Gross Loans
Net Charge-offs / Avg. Loans

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Continued Focus on Core Deposit Growth

- Oritani's core deposit gathering efforts has resulted in improved funding costs for the Company



Dollars in thousands
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.78%
$1.29 B
$1.38 B
1.21%
$1.39 B
0.93%
$1.36 B
0.68%
$1.35 B
0.63%
$1.37 B
0.59%
$1.42 B
0.59%
2010
2011
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Time Deposits
Non-Time Deposits
Cost of Deposits

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Exceptionally Profitability In Volatile Environment

ORITANI FINANCIAL CORP.

Net Income Trends Since 2nd Step Conversion *(Dollars in thousands except per share amounts)*



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$8,364
$0.15
$28,507
$0.54
$31,650
$0.72
$39,544
$0.94
2010
2011
2012
2013
Net Income
Basic Earnings Per Share



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.73%
0.41%
1.13%
0.80%
1.21%
0.74%
1.43%
0.78%
2010
2011
2012
2013
ORIT ROAA
Median Peer ROAA

Note: ORIT peers comprised of BRKL, DCOM, FFIC, FLIC, HVB, ISBC, KRNY, LBAI, NBTB, NFBK, OCFC, PBNY, STL and SUBK.

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year. Peer data is presented for the trailing 12 months ended March 31, 2013 where June 30, 2013 data is unavailable

Strong Net Interest Margin

- The expansion of Oritani's spread and margin have contributed to steadily increasing net interest income
- Quarterly updates providing detail and color, including the impact of variable and/or infrequent items, disclosed in 10Q's



4.00%
3.50%
3.00%
2.50%
2.00%
3.25%
3.36%
3.55%
3.69%
2010
2011
2012
2013
Net Interest Margin

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Continued Focus on Cost Control

- Oritani has been keenly focused on controlling costs while growing top line revenues throughout a volatile environment



70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
48.2%*
55.0%
36.7%
58.5%
37.7%
57.5%
36.7%
61.7%
2010
2011
2012
2013
ORIT Efficiency Ratio
Median Peer Efficiency Ratio

ORIT peers comprised of BRKL, DCOM, FFIC, FLIC, HVB, ISBC, KRNY, LBAI, NBTB, NFBK, OCFC, PBNY, STL and SUBK.
*Excludes non-recurring expense associated with the accelerated vesting of stock awards and options triggered by the second step transaction and income from problem loan dispositions. Including these items, the actual efficiency ratio was 62.5%

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year. Peer data is presented for the trailing 12 months ended March 31, 2013 where June 30, 2013 data is unavailable

Joint Venture & Real Estate Investments

- Oritani maintains investments in real estate and investments in joint ventures, a practice which it has engaged in for over 30+ years
  - Generally income producing real-estate properties such as apartment complexes, mixed-use properties and shopping centers
  - All of the JV's, except for one, are on a 50% ownership basis
  - Accounted for pursuant to equity method of accounting (i.e. investment recorded at original cost and increased/decreased to recognize investor's share of income/loss accrued and decreased for cash distributions received)
- Significant profit potential as the carrying value of these investments is well below the estimated fair market value. The Company believes the current value of its investments exceeds book value by approximately $50 million (pre-tax)
- The Company will continue to opportunistically invest in real estate investments and joint venture projects. The most recent investment occurred in fiscal 2013

Shareholder Friendly Capital Management

- Oritani strives to balance its strategy of deploying excess capital in a shareholder friendly manner while also maintaining healthy capital levels
  - June 22, 2011: Announced share repurchase program for 10% of outstanding shares
  - September 14, 2011: Announced second share repurchase for another 10% of outstanding shares
  - November 14, 2011: Announced third share repurchase program for 5% of outstanding shares, with 1,801,381 shares yet to be repurchased as of December 31, 2012
  - November 20, 2012: Declared special dividend of $0.40 per share
  - April 25, 2013: Increased quarterly dividend to $0.175 per share

	2010	2011	2012	2013
Tier 1 Ratio	38.4%	34.2%	23.2%	21.1%
Total RBC Ratio	39.6%	35.5%	24.5%	22.3%
Tier 1 To Average Assets	31.6%	25.1%	19.0%	18.1%
TCE Ratio	26.0%	24.9%	18.9%	18.3%
Dividends Per Share*	$0.18	$0.38	$0.50	$1.025
Share Repurchase Plan?	-	✓	✓	✓
Common Shares Outstanding	56,202,485	55,513,265	45,198,765	45,391,031

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year, except for Tier 1 Ratio, Total RBC Ratio and Tier 1 to Average Assets, which are presented as of March 31, 2013
*Includes special dividend of $0.40 per share declared on November 20, 2012

Price Performance Since 2nd Step Conversion

- Since Oritani's 2nd step conversion, the Company has significantly outperformed both the Nasdaq Bank Index and the S&P 500
  - Oritani's business model has provided stability in difficult markets


70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
6/24/2010
8/24/2010
10/24/2010
12/24/2010
2/24/2011
4/24/2011
6/24/2011
8/24/2011
10/24/2011
12/24/2011
2/24/2012
4/24/2012
6/24/2012
8/24/2012
10/24/2012
12/24/2012
2/24/2013
4/24/2013
6/24/2013
62%
55%
37%
ORIT
Nasdaq Bank
S&P 500

Source: SNL Financial
Data as of July 25, 2013

QUESTIONS
&
ANSWERS

ORITANI FINANCIAL CORP.